                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                        RULE 13E-3 TRANSACTION STATEMENT
       (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)

                            ------------------------

                             Capital Re Corporation
                              (Name of the Issuer)

                                  ACE Limited
                      (Name of Person(s) Filing Statement)

                                  Common Stock
                           par value $0.01 per share
                         (Title of Class of Securities)

                                  140432  105
                     (CUSIP Number of Class of Securities)


                                 Peter N. Mear
                          General Counsel & Secretary
                                The ACE Building
                              30 Woodbourne Avenue
                            Hamilton HM 08, Bermuda
                                 (441) 295-5200

                                with a copy to:

                                 Edward S. Best
                              Mayer, Brown & Platt
                            190 South LaSalle Street
                            Chicago, Illinois 60603
                                 (312) 782-0600

          (Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications on Behalf of Persons Filing Statement)


This statement is filed in connection with (check the appropriate box):
   a. [_] The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities Act of 1934.
   b. [X] The filing of a registration statement under the Securities Act of 1933.
   c. [_] A tender offer.
   d. [_] None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [_]

                           Calculation of Filing Fee

===============================================================================
          Transaction Valuation*              Amount of Filing Fee
-------------------------------------------------------------------------------
            $455,342,940                       $91,069
===============================================================================

* Calculated in accordance with Rule 0-11 under The Securities Exchange Act of 1934, as amended, based on the aggregate market value on November 11, 1999 of the 32,024,119 shares of Capital Re Corporation common stock that may be cancelled in the Merger.
[X] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     Amount Previously Paid:          $117,628
     Form or Registration Number:     Form S-4
     Filing Party:                    ACE Limited
     Date Filed:                      September 3, 1999 and November 12, 1999.

                                  INTRODUCTION

     This Rule 13e-3 Transaction Statement (the "Statement") is being filed by ACE Limited ("Purchaser"), a public company whose stock is traded on the NYSE. Purchaser holds approximately 12% of the outstanding shares of common stock, par value $0.01 per share (the "Shares"), of Capital Re Corporation (the "Company"). This Statement relates to a proposed merger (the "Merger") in which the Company would merge with and into a wholly owned subsidiary of Purchaser and the Shares other than those Shares held by Purchaser would be converted into 0.65 of a Purchaser ordinary share plus a cash payment equal to the difference between the market value of 0.65 of a Purchaser ordinary share and $14.00. In no event will the cash payment be less than $1.30, or more than $4.68, per Share.

     The following cross reference sheet is being supplied pursuant to General Instruction F to the Statement and shows the location in the Proxy Statement on Form S-4 (the "Proxy Statement") filed by the Purchaser and the Company with the Securities and Exchange Commission on September 3, 1999, of the information required to be included in response to the items of this Statement. The information set forth in the Proxy Statement, which is attached hereto as Exhibit (d)(1), is hereby expressly incorporated herein by reference and the responses to each item are qualified in their entirety by the provisions of the Proxy Statement.

                             CROSS REFERENCE SHEET
Item in Schedule 13E-3                          Where Located in Proxy Statement
----------------------                          --------------------------------
Item 1(a)...................................    "The Parties" in the Summary of
                                                the Proxy Statement

                                                "The Special Meeting -- Record
                                                Date; Quorum; Vote Required"

Item 1(b)...................................    "The Special Meeting -- Record
                                                Date; Quorum; Vote Required"

Item 1(c)...................................    "Comparative Market Price and
                                                Dividend  Information" in the
                                                Summary of the Proxy Statement

Item 1(d)...................................    "Dividends" in the Summary of
                                                the Proxy Statement

Item 1(e)...................................    *

Item 1(f)...................................    "Special Factors -- Background
                                                of the Merger"

Item 2(a)-(g)...............................    *

Item 3(a)-(b)...............................    "Special Factors -- Background
                                                of the Merger"

Item 4(a)...................................    "Special Factors" and "The
                                                Merger Agreement"

Item 4(b)...................................    "The Stockholder Support
                                                Agreements"

Item 5(a)-(e)...............................    "Special Factors -- ACE's
                                                Reasons for the Merger" and
                                                "Special Factors -- Plans or
                                                Proposals"

Item 5(f)-(g)...............................    "Special Factors -- Delisting
                                                and Deregistration of Capital
                                                Re Common Stock; Cessation of
                                                Capital Re Periodic Reporting"

Item 6(a)-(d)...............................    "Special Factors -- The Merger,"
                                                "Special Factors -- Source and
                                                Amount of Funds" and "Special
                                                Factors -- Fees and Expenses"

Item 7(a)...................................    "Special Factors -- ACE's
                                                Reasons for the Merger,"
                                                "Special Factors -- Capital Re's
                                                Reasons for the Merger;
                                                Recommendation of the Board of
                                                Directors of Capital Re" and
                                                "Special Factors -- Purpose,
                                                Alternatives, Reasons and
                                                Effects of the Merger"

Item 7(b)...................................    "Special Factors -- Background
                                                of the Merger"

Item 7(c)...................................    "Special Factors -- Accounting
                                                Treatment," "Special Factors --
                                                Material United States Federal
                                                Income Tax Consequences" and
                                                "Special Factors -- Purpose,
                                                Alternatives, Reasons and
                                                Effects of the Merger"

Item 7(d)...................................    "Special Factors"

Item 8(a)-(b)...............................    "Special Factors -- Capital Re's
                                                Reasons for the Merger;
                                                Recommendation of Board of
                                                Directors of Capital Re,"
                                                "Special Factors -- Position of
                                                ACE Regarding Fairness of the
                                                Merger" and "Special Factors --
                                                Background of the Merger"

Item 8(c)...................................    "The Special Meeting -- Record
                                                Date; Quorum; Vote Required"

Item 8(d)-(e)...............................    "Special Factors -- Capital Re's
                                                Reasons for the Merger; Recom-
                                                mendation of the Board of
                                                Directors of Capital Re"

Item 8(f)...................................    "Special Factors -- Background
                                                of the Merger"

Item 9(a)-(c)...............................    "Special Factors -- Capital Re's
                                                Reasons for the Merger;
                                                Recommendation of the Board of
                                                Directors of Capital Re" and
                                                "The Proposed Merger --
                                                Presentation of the Financial
                                                Advisor to ACE"

Item 10(a)..................................    "Information Regarding
                                                Directors, Executive Officers
                                                and Five Percent Stockholders"
                                                and "The Stockholder Support
                                                Agreements"

Item 10(b)..................................    *

Item 11.....................................    "The Merger Agreement," "The
                                                Capital Support Agreement," "The
                                                Stock Option Agreement" and "The
                                                Stockholder Support Agreements"

Item 12(a)-(b)..............................    "Special Factors -- Capital Re's
                                                Reasons for the Merger;
                                                Recommendation of the Board of
                                                Directors of Capital Re" and
                                                "The Special Meeting -- Record
                                                Date; Quorum; Vote Required"

Item 13(a)..................................    "Special Factors -- Dissenters'
                                                Rights" and "Comparison of
                                                Stockholders' Rights and
                                                Description of the Share Capital
                                                of ACE Following the Merger --
                                                Appraisal Rights"

Item 13(b)-(c)..............................    *

Item 14(a)-(b)..............................    "Unaudited ProForma Condensed
                                                Consolidated Financial
                                                Information of ACE," "Unaudited
                                                ProForma Condensed Consolidated
                                                Balance Sheet," "ProForma
                                                Balance Sheet Footnotes,"
                                                Unaudited ProForma Condensed
                                                Consolidated Statements of
                                                Operations," "ProForma Footnotes
                                                for the Nine Months Ended
                                                September 30, 1998" and "Where
                                                You Can Find More Information"

Item 15(a)-(b)..............................    *

Item 16.....................................    *

Item 17(a)-(e)..............................    Separately included herewith

Item 17(f)..................................    *

----------------
*  This information is provided only in this Schedule 13E-3.

Item 1.      Issuer and Class of Security Subject to the Transaction.

     (a) The information set forth in "The Parties" in the Summary of the Proxy Statement and in "The Special Meeting -- Record Date; Quorum; Vote Required" of the Proxy Statement is incorporated herein by reference.

     (b) The information set forth in "The Special Meeting -- Record Date; Quorum; Vote Required" of the Proxy Statement is incorporated herein by reference.

     (c) The information set forth in "Comparative Market Price and Dividend Information" in the Summary of the Proxy Statement is incorporated herein by reference.

     (d) The information set forth in "Dividends" in the Summary of the Proxy Statement is incorporated herein by reference.

     (e) In a registered underwritten public offering on April 14, 1998, Purchaser sold 16.5 million of its ordinary shares for $36.75 per share for net proceeds of approximately $606 million.

     (f) The information set forth in "Special Factors -- Background of the Merger" of the Proxy Statement is incorporated herein by reference.

Item 2.      Identity and Background.

     (a)-(g) The information set forth in Schedule I of the Proxy Statement is incorporated herein by reference.

Item 3.      Past Contacts, Transactions or Negotiations.

     (a)-(b) The information set forth in "Special Factors -- Background of the Merger" of the Proxy Statement is incorporated herein by reference.

Item 4.      Terms of the Transaction.

     (a) The information set forth in "Special Factors" and "The Merger Agreement" of the Proxy Statement is incorporated herein by reference.

     (b) The information set forth in "The Stockholder Support Agreements" of the Proxy Statement is incorporated herein by reference.

Item 5.      Plans or Proposals of the Issuer or Affiliate.

     (a)-(e) The information set forth in "Special Factors -- ACE's Reasons for the Merger" and "Special Factors -- Plans or Proposals" of the Proxy Statement is incorporated herein by reference.

     (f)-(g) The information set forth in "Special Factors -- Delisting and Deregistration of Capital Re Common Stock; Cessation of Capital Re Periodic Reporting" of the Proxy Statement is incorporated herein by reference.

Item 6.      Source and Amounts of Funds or Other Consideration.

     (a)-(d) The information set forth in "Special Factors -- The Merger," "Special Factors -- Source and Amount of Funds" and "Special Factors --
Fees and Expenses" of the Proxy Statement is incorporated herein by reference.

Item 7.      Purpose(s), Alternatives, Reasons and Effects.

     (a) The information set forth in "Special Factors -- ACE's Reasons for the Merger," "Special Factors -- Capital Re's Reasons for the Merger; Recommendation of the Board of Directors of Capital Re" and "Special Factors
-- Purpose, Alternatives, Reasons and Effects of the Merger" of the Proxy Statement is incorporated herein by reference.

     (b) The information set forth in "Special Factors -- Background of the Merger" of the Proxy Statement is incorporated herein by reference.

     (c) The information set forth in "Special Factors -- Accounting Treatment," "Special Factors -- Background of the Merger," "Special Factors
-- Material United States Federal Income Tax Consequences" and "Special Factors -- Purpose, Alternatives, Reasons and Effects of the Merger" of the Proxy Statement is incorporated herein by reference.

     (d) The information set forth in "Special Factors" of the Proxy Statement is incorporated herein by reference.

Item 8.      Fairness of the Transaction.

     (a)-(b) The information set forth in "Special Factors -- Position of
ACE Regarding Fairness of the Merger," "Special Factors -- Capital Re's
Reasons for the Merger; Recommendation of the Board of Directors of Capital Re" and "Special Factors -- Background of the Merger" of the Proxy Statement is incorporated herein by reference.

     (c) The information set forth in "The Special Meeting -- Record Date; Quorum; Vote Required" of the Proxy Statement is incorporated herein by reference.

     (d)-(e) The information set forth in "Special Factors -- Capital Re's Reasons for the Merger; Recommendation of the Board of Directors of Capital Re" of the Proxy Statement is incorporated herein by reference.

     (f) The information set forth in "Special Factors -- Background of the Merger" of the Proxy Statement is incorporated herein by reference.

Item 9.      Reports, Opinions, Appraisals and Certain Negotiations.

     (a)-(c) The information set forth in "Special Factors -- Capital Re's Reasons for the Merger; Recommendation of the Board of Directors of Capital Re" and "Special Factors -- Presentation of the Financial Advisor to ACE" of the Proxy Statement is incorporated herein by reference.

Item 10.     Interest in Securities of the Issuer.

     (a) The information set forth in "Information Regarding Directors, Executive Officers and Five Percent Stockholders" and "The Stockholder Support Agreements" of the Proxy Statement is incorporated herein by reference.

     (b)     None.

Item 11. Contracts, Arrangements or Understandings with Respect to the Issuer's Securities.

     The information set forth in "The Merger Agreement," "The Capital Support Agreement," "The Stock Option Agreement" and "The Stockholder Support Agreements" of the Proxy Statement is incorporated herein by reference.

Item 12. Present Intention and Recommendation of Certain Persons with Regard to the Transaction.

     (a)-(b) The information set forth in "Special Factors -- Capital Re's Reasons for the Merger; Recommendation of the Board of Directors of Capital Re", "The Special Meeting -- Record Date; Quorum; Vote Required" and "The
Stockholder Support Agreements" of the Proxy Statement is incorporated herein by reference.

Item 13.     Other Provisions of the Transaction.

     (a) The information set forth in "Special Factors -- Dissenters' Rights" and "Comparison of Stockholders' Rights and Description of the Share Capital of ACE Following the Merger -- Appraisal Rights" of the Proxy Statement is incorporated herein by reference.

     (b)-(c) Not applicable.

Item 14.     Financial Information.

     (a)-(b) The information set forth in "Unaudited ProForma Condensed Consolidated Financial Information of ACE," "Unaudited ProForma Condensed Consolidated Balance Sheet," "ProForma Balance Sheet Footnotes," "Unaudited ProForma Condensed Consolidated Statements of Operations," "ProForma Footnotes for the Nine Months ended June 30, 1999" and "ProForma Footnotes for the Year Ended September 30, 1998" of the Proxy Statement, "Ratio of Earnings to Fixed Charges and Preferred Share Dividends of ACE" of the Purchaser's Prospectus dated August 17, 1999, the Company's Annual Report on Form 10-K for the year ended December 31, 1998, and the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998, is incorporated herein by reference.

Item 15.     Persons and Assets Employed, Retained or Utilized.

     (a)-(b) Not applicable.

Item 16.     Additional Information.

     Additional information concerning the Merger is set forth in the Proxy Statement and the entirety of the Proxy Statement is incorporated herein by reference.

Item 17.     Material to be Filed as Exhibits.

     (a)-(e) The Exhibit Index attached to this Transaction Statement is incorporated herein by reference.

     (f)     Not applicable.

                                   SIGNATURES


     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


Dated:  November 12, 1999.             ACE LIMITED


                                         By /s/ Peter Mear
                                           Name: Peter Mear
                                           Title: General Counsel and Secretary

                                 EXHIBIT INDEX

                                                                      Sequentially
Exhibit No.                      Description                          Numbered Page
-----------                      -----------                          -------------
    (a)      Not Applicable

    (b)(1) Opinion of Goldman, Sachs & Co. (attached as Appendix C to the Proxy Statement/Prospectus

    (b)(2)   Written Presentation Materials of Credit Suisse
             First Boston Corporation

    (c)(1)   Stock Option Agreement (attached as Appendix B to the
             Proxy Statement/Prospectus

    (c)(2)   Capital Support Agreement (to be filed by amendment)

    (c)(3) Agreement and Plan of Merger (attached as Appendix A to the Proxy Statement/Prospectus

    (c)(4)   Stockholder Support Agreements (to be filed by amendment)

    (d)      Proxy Statement/Prospectus

    (e)      Appraisal Rights under Delaware General Corporate Law (attached as
             Appendix D to the Proxy Statement/Prospectus)